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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2007

                        THE MERIDIAN RESOURCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           TEXAS                      1-10671                 76-0319553
 (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 13, 2007, The Meridian Resource Corporation (the "Company") issued a press release announcing its financial results for the fourth quarter and full fiscal year 2006. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference.



ITEM 8.01  OTHER EVENTS.

      On March 12, 2007, the Company issued a press release providing an operations update and an outline of its 2007 capital spending program. A copy of the press release is attached to this report as Exhibit 99.2 and is hereby incorporated herein by reference.

      On March 12, 2007, the Company issued a press release announcing its common stock repurchase program. A copy of the press release is attached to this report as Exhibit 99.3 and is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)      Exhibits.

               99.1 Press release of The Meridian Resource Corporation, dated March 13, 2007, regarding financial results for the fourth quarter and full fiscal year 2006.

               99.2 Press release of The Meridian Resource Corporation, dated March 12, 2007, providing an operations update and an outline of its 2007 capital spending program.

               99.3 Press release of The Meridian Resource Corporation, dated March 12, 2007, announcing its common stock repurchase program.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE MERIDIAN RESOURCE CORPORATION
                                              (Registrant)



                                              By: /s/  Lloyd V. DeLano
                                                  -----------------------------
                                                  Lloyd V. DeLano
                                                  Senior Vice President
                                                  and Chief Accounting Officer




Date:  March 16, 2007





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                                 EXHIBIT INDEX


    Exhibit No.    Description
    -----------    -------------------------------------------------------------
       99.1        Press release of The Meridian Resource Corporation, dated
                   March 13, 2007, regarding financial results for the fourth quarter and full fiscal year 2006.

       99.2 Press release of The Meridian Resource Corporation, dated March 12, 2007, providing an operations update and an outline of its 2007 capital spending program.

       99.3 Press release of The Meridian Resource Corporation, dated March 12, 2007, announcing its common stock repurchase program.